UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MERCK & CO., INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the 2009 Annual Meeting of Stockholders of MERCK & CO., INC. to be held on April 28, 2009	Meeting Information
Meeting Type: Annual
For holders as of: 02/27/09
Date: 04/28/09 Time: 2:00 P.M., EDT
	Location:	Edward Nash Theatre
Raritan Valley Community College
Route 28 & Lamington Road
North Branch, NJ

MERCK & CO., INC. ONE MERCK DRIVE P.O. BOX 100 WHITEHOUSE STATION, NJ 08889

You are receiving this communication because you hold shares in the company named above.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Annual Report, Form 10-K and Proxy Statement are available at www.proxyvote.com.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT	ANNUAL REPORT	FORM 10-K

How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:		www.proxyvote.com
2) BY TELEPHONE:		1-800-579-1639
3) BY E-MAIL*:		sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 04/14/09.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. To obtain directions for the Annual Meeting, please visit www.proxyvote.com or call 1-800-522-9114. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends a vote FOR Items 1 through 3.

1.	Election of Directors – The Board of Directors recommends a vote FOR the Nominees listed below:

	1a.	Leslie A. Brun		1n.	Wendell P. Weeks

	1b.	Thomas R. Cech, Ph. D.		1o.	Peter C. Wendell

	1c.	Richard T. Clark	2.	Ratification of the appointment of the Company’s
independent registered public accounting firm
	1d.	Thomas H. Glocer		for 2009.

	1e.	Steven F. Goldstone	3.	Proposal to Amend the Restated Certificate of
Incorporation to Limit the Size of the Board to no
	1f.	William B. Harrison, Jr.		more Than 18 Directors.

	1g.	Harry R. Jacobson, M.D.	The Board of Directors recommends a vote
AGAINST Items 4 through 6.
	1h.	William N. Kelley, M.D.
			4.	Stockholder Proposal Concerning Special
	1i.	Rochelle B. Lazarus		Shareholder Meetings

	1j.	Carlos E. Represas	5.	Stockholder Proposal Concerning an Independent
Lead Director
	1k.	Thomas E. Shenk, Ph.D.
			6.	Stockholder Proposal Concerning an Advisory
	1l.	Anne M. Tatlock		Vote on Executive Compensation

	1m.	Samuel O. Thier, M.D.